SUPPLEMENT TO THE
SPARTAN(registered trademark) 500 INDEX FUND
JUNE 24, 2000
PROSPECTUS

ON JULY 10, 2000, THE SEC GRANTED BT A PERMANENT ORDER PERMITTING BT AND ITS AFFILIATES TO CONTINUE TO PROVIDE INVESTMENT ADVISORY SERVICES TO REGISTERED INVESTMENT COMPANIES. ACCORDINGLY, THE EIGHTH AND NINTH PARAGRAPHS OF THE "FUND MANAGEMENT" SECTION ON PAGE 20 ARE DELETED.